Exhibit 10.12

TERM LOAN FACILITY AGREEMENT

This Term Loan Facility Agreement (this "Agreement''_ ) is made and entered into as of the date of execution by both Parties (the "Effective Date"), by and between:

•	Vienna Capital Partners, LLC, a Delaware limited liability company ("Lender"); and

•	Davion Healthcare PLC, a public limited company incorporated under the laws of the Republic of Ireland ("Borrower").

The Lender and Borrower are collectively referred to as the"Parties".

RECITALS

WHEREAS, the Borrower desires access to a committed loan facility for working capital and general corporate purposes; and

WHEREAS, the Lender has agreed to make available such a facility on the terms set forth herein;

NOW, THEREFORE, the Parties agree as follows:

1.	FACILITY

1.1	Facility Amount

The Lender irrevocably agrees to make available to the Borrower a committed term loan facility in an aggregate principal amount of up to:

US$2,000,000 (the "Facility" or "Principal Amount")

1.2	Availability Period

The "Availability Period" shall mean the period commencing on:

the first day on which the Borrower's ordinary shares are admitted to trading on the NASDAQ Stock Market and commence trading (the "Listing Date"),

and ending on the date that is:

three hundred and sixty-five (365) days thereafter

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1.3	Drawdowns

(a) The Borrower may, at its sole and absolute discretion, request one or more drawdowns (each a "Drawdown") during the Availability Period.

(b) Each drawdown request shall be made by written notice (a "Drawdown Notice") specifying:

•	the amount to be drawn (each a "Drawdown Amount"), and

•	the requested funding date.

(c)  Each Drawdown Amount shall not be less than Two Hundred and Fifty Thousand Dollars (US$250,000).

(d)  The aggregate principal amount of all Drawdowns shall not exceed US$2,000,000 (the "Maximum Facility Amount").

(e)  The Lender shall fund each Drawdown Amount within three (3) Business Days of receipt of a valid Drawdown Notice.

(f) The Borrower shall have no obligation to draw down any portion of the Facility.

1.4	Funding Date

The "Funding Date" shall mean, in respect of each Drawdown, the date on which the relevant Drawdown Amount is funded by the Lender.

1.5	Use of Proceeds

The Borrower shall use the proceeds of the Facility for:

•	working capital

•	general corporate purposes

1.6	Origination Fee

Upon execution of this Agreement, the Borrower shall pay to the Lender a non-refundable fee equal to:

1.0% of the Maximum Facility Amount, such sum being $20,000

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2.	INTEREST AND REPAYMENT

2.1	Interest

Interest shall accrue on each Drawdown Amount from its respective Funding Date at:

15.0% per annum

calculated on a 365-day year basis.

2.2	Maturity

Each Drawdown Amount, together with accrued interest, shall be due and payable:

fifteen (15) months from its respective Funding Date (the "Maturity Date")

2.3	Prepayment

The Borrower may prepay:

•	all or part of any outstanding amount

•	at any time

•	without penalty

Payments shall be applied:

1.	first to accrued interest

2.	then to principal

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3.	REPRESENTATIONS AND WARRANTIES

3.1	Borrower

The Borrower represents and warrants that:

•	it has full corporate authority to enter into this Agreement

•	this Agreement constitutes a valid and binding obligation

•	execution does not conflict with any law or agreement

3.2	Lender

The Lender represents and warrants that:

•	it has sufficient financial and business experience

•	it is capable of evaluating the risks

•	it has conducted its own due diligence

4.	EVENTS OF DEFAULT

Each of the following shall constitute an Event of Default:

•	failure to pay principal or interest when due

•	insolvency, bankruptcy or liquidation proceedings

•	material breach of this Agreement

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4.1	Remedies

Upon an Event of Default:

•	all outstanding amounts shall become immediately due and payable

•	interest shall increase to:

the lesser of (i) 22.0% per annum or (ii) the maximum permitted by law

•	the Lender may exercise all available legal remedies

5.	GENERAL PROVISIONS

5.1	No Obligation to Draw

The Borrower shall have no obligation to utilise the Facility.

5.2	Assignment

•	Borrower: not assignable without prior written consent of the Lender

•	Lender: may assign upon written notice to the Borrower

5.3	Entire Agreement

This Agreement constitutes the entire agreement between the Parties.

5.4	Amendments

Any amendment must be in writing and signed by both Parties.

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5.5	Governing Law

This Agreement shall be governed by:

the laws of the State of New York

5.6	Notices

All notices shall be in writing and delivered by:

•	email

•	courier

•	registered mail

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SIGNATURES

LENDER

Vienna Capital Partners LLC

By: /s/ Vincent DeFilippo

Name: Vincent DeFilippo

Title: CEO

BORROWER

Davion Healthcare Plc

By: /s/ Jack Kaye

Name: Jack Kaye

Title: Chief Executive Officer

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PROMISSORY NOTE EXAMPLE

Principal Amount: Up to US$2,000,000

Issuance Date: [•]

FOR VALUE RECEIVED, Davion Healthcare PLC ("Borrower") promises to pay to Vienna Capital Partners, LLC ("Lender") the amounts drawn under the Facility together with interest.

1.	DRAW DOWNS

The Principal Amount may be advanced in multiple Drawdowns pursuant to the Loan Agreement.

Each Drawdown:

•	shall not be less than US$250,000

•	shall form part of the aggregate Principal Amount

•	shall not cause the total outstanding principal to exceed US$2,000,000

2.	INTEREST

Interest shall accrue on each Drawdown Amount from its respective Funding Date at:

15.0% per annum

3.	MATURITY

Each Drawdown Amount, together with accrued interest, shall be due:

fifteen (15) months from its respective Funding Date

4.	PREPAYMENT

The Borrower may prepay:

•	in whole or in part

•	at any time

•	without penalty

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5.	EVENTS OF DEFAULT

Events include:

•	non-payment

•	insolvency

•	Material breach

6.	DEFAULT INTEREST

Upon default:

interest shall increase to the lesser of:

(i)	22.0% per annum, or
(ii)	the maximum permitted by law

7.	GOVERNING LAW

This Note shall be governed by:

New York law

SIGNATURE

DAVION HEALTHCARE PLC

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